UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2005

PINNACLE WEST CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Arizona	1-8962	86-0512431

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona	85072-3999

(Address of Principal Executive Offices)	(Zip Code)

(602) 250-1000
(Registrant’s telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-1.3
EX-4.12
EX-5.1

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

     The Registrant hereby files the following Exhibits to its Registration Statements on Form S-3 (Nos. 333-101457 and 333-121510), which were declared effective on December 5, 2002 and January 7, 2005, respectively.

Exhibit No.	Description
1.3	Underwriting Agreement, dated April 27, 2005, in connection with the offering of up to 6,095,000 shares of Common Stock.

4.12	Specimen of Common Stock Certificate.

5.1	Opinion of Snell & Wilmer L.L.P.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)

Dated: April 29, 2005	By:	/s/ Barbara M. Gomez

Barbara M. Gomez Vice President and Treasurer

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